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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 26, 1999
                                                         ---------------

                        CHEC ASSET RECEIVABLE CORPORATION
                        ---------------------------------

               (Exact name of Registrant as Specified in Charter)

               Nevada                    333-54027            77-277-0582
     ---------------------------        -----------        ------------------
    (State or Other Jurisdiction        (Commission          (IRS Employer
         of Incorporation)              File Number)       Identification No.)



                 2728 North Harwood Street, Dallas, Texas 75201
                -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 981-5045

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

CHEC Asset Receivable Corporation, as depositor (the "Depositor") registered issuances of Asset-Backed Certificates and Asset-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-54027) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Centex Home Equity Loan Trust 1999-3 to issue $415,000,000 principal amount of Home Equity Loan Asset-Backed Certificates, Series 1999-3 (the "Certificates"), on August 26, 1999 (the "Closing Date").

The Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 1999 (the "Cut-Off Date"), among the Depositor, Centex Credit Corporation d/b/a Centex Home Equity Corporation, as seller and servicer, and Norwest Bank Minnesota, National Association, as trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 7.  Financial statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  Exhibit No.

                   4.1     Pooling and Servicing Agreement
                  99.1     Certificate Insurance Policies


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                                   SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CHEC ASSET RECEIVABLE CORPORATION

                                               By:   /s/ Anne E. Duffield
                                                   ------------------------
                                               Name:  Anne E. Duffield
                                               Title: Senior Vice President

Date:  August 31, 1999


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                                  EXHIBIT INDEX

Exhibit Number                         Description

      4.1         Pooling and Servicing Agreement
     99.1         Certificate Insurance Policies